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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                               ------------------

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of report (Date of earliest event reported):    December 1, 1998
                                                       ------------------------


 Chancellor Media Corporation       Chancellor Media Corporation of Los Angeles
 ----------------------------       -------------------------------------------
 (Exact Name of Registrant as               (Exact Name of Registrant as
    Specified in Charter)                      Specified in Charter)


          000-21570                                  333-32259
          ---------                                  ---------
    (Commission File No.)                      (Commission File No.)


          75-2247099                                 75-2451687
          ----------                                 ----------
        (IRS Employer                              (IRS Employer
     Identification No.)                        Identification No.)


           Delaware                                   Delaware
           --------                                   --------
 (State or Other Jurisdiction               (State or Other Jurisdiction
      of Incorporation)                          of Incorporation)



                              300 Crescent Court,
                                   Suite 600
                              Dallas, Texas 75201
                              -------------------
                             (Address of Principal
                               Executive Offices)


                                 (214) 922-8700
                                 --------------
                            (Registrant's telephone
                          number, including area code)


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ITEM 2.   Acquisition or Disposition of Assets.

On December 1, 1998, Chancellor Media Corporation of Los Angeles (together with its subsidiaries, "the Company"), an indirect wholly-owned subsidiary of Chancellor Media Corporation, consummated the acquisition of the assets of the Outdoor Advertising division of Whiteco Industries, Inc. ("Whiteco"), an outdoor advertising company with over 22,000 billboards and outdoor displays in 34 states, for $930.0 million in cash plus working capital and various other direct acquisition costs (the "Whiteco Acquisition"). The purchase price of $930.0 million was determined as a result of an arms-length negotiation between the Company and Whiteco, which are unrelated parties. The Company borrowed under its senior credit facility with a syndicate of commercial banks and other institutional lenders to finance the Whiteco Acquisition.
A copy of the Company's senior credit facility, listing the commercial banks and other institutional lenders thereto, has previously been filed with the Securities and Exchange Commission as Exhibit 4.10 to the Current Report on Form 8-K of Evergreen Media Corporation, dated April 1, 1997 and filed on
May 9, 1997. The assets acquired by the Company in the Whiteco Acquisition constitute advertising signs and other physical property used in the outdoor advertising business and will continue to be utilized by the Company for such purposes.



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ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


   7(a)  Financial Statements of Businesses Acquired

         Historical financial statements for Whiteco as of December 31, 1996 and 1997 and September 30, 1998 and for the years ended December 31, 1995, 1996 and 1997 and for the nine months ended September 30, 1997 and 1998 have been previously reported by the Company pursuant to the Company's Registration Statement on Form S-4, as amended (Reg. No. 333-66971), including documents incorporated by reference therein prior to the distribution of the securities registered therein and thus, pursuant to General Instruction B.3 of Form 8-K, are not required to be reported again in this Current Report on Form 8-K.



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  7(b)     Pro Forma Financial Information

           Pro forma financial information reflecting the Whiteco Acquisition will be provided by amendment to this Current Report on Form 8-K within 60 days of the date of this report.

  7(c)     Exhibits

   (r)     2.52     Asset Purchase Agreement, dated August 30, 1998, by and
                          among Chancellor Media Corporation of Los Angeles, Whiteco Industries, Inc. and Metro Management Associates.

  *        99.1     Press Release, dated December 1, 1998.

---------------------------

*        Filed herewith.

(r) Incorporated by reference to the identically-numbered exhibit to the Registration Statement on Form S-4, as amended (Reg. No. 333-66971), filed December 10, 1998, of Chancellor Media Corporation of
         Los Angeles.



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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Chancellor Media Corporation       Chancellor Media Corporation of Los Angeles



By:   /s/ Matthew E. Devine        By:   /s/ Matthew E. Devine
   --------------------------         ---------------------------------
      Matthew E. Devine                      Matthew E. Devine
      Senior Vice President and              Senior Vice President and
      Chief Financial Officer                Chief Financial Officer



Date:  December 15, 1998


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                               INDEX TO EXHIBITS

   (r)     2.52     Asset Purchase Agreement, dated August 30, 1998, by and
                          among Chancellor Media Corporation of Los Angeles,
                          Whiteco Industries, Inc. and Metro Management
                          Associates.

  *        99.1     Press Release, dated December 1, 1998.

---------------------------

*        Filed herewith.

(r) Incorporated by reference to the identically-numbered exhibit to the Registration Statement on Form S-4, as amended (Reg. No. 333-66971), filed December 10, 1998, of Chancellor Media Corporation of
         Los Angeles.